2014 Third-Quarter Results October 16, 2014 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the third quarter of 2014 and comparing them to the same period in 2013 ● A glossary of terms, data tables showing adjustments to net revenues and OCI for currency and acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures are at the end of today’s webcast slides, which are also posted on our web site ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes. PMI’s RRPs are in various stages of development, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking combustible cigarettes. Before making any such claims, we will need to rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and approval, as is the case in the USA today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products that have the potential to reduce exposure to harmful constituents in smoke, individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2014. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 (0.4)% 4.0% 4.3% 10.4% Net Revenues Adjusted OCI Adjusted Diluted EPS (a) Excluding currency and acquisitions (b) Excluding currency Source: PMI Financials Solid Results in Q3, 2014 Variance (Q3, 2014 vs. PY) (a) (a) (b) Organic Cigarette Volume

5 More Challenging Comparison in Q4, 2014 ● Q4, 2014 adjusted diluted EPS growth rate, ex-currency, will be impacted by: - More challenging year-on-year comparison (19.4% growth rate in Q4, 2013) - Greater weighting of expenses this year to the remainder of the year - Investments in the commercialization of Reduced-Risk Products - Roll-out of Marlboro Red 2.0 - Underlying costs related to the optimization of our manufacturing footprint (a) Excluding currency Note: Reduced-Risk Products ("RRPs") is the term we use to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes Source: PMI Financials and PMI forecasts 11.9% Adjusted Diluted EPS (a) Variance (YTD Sept, 2014 vs. PY)

6 Source: PMI forecasts and PMI Financials 2014 EPS Guidance ● Revised reported diluted EPS guidance for 2014 to $4.76 to $4.81 at prevailing exchange rates, compared to $5.26 in 2013 ● Revised guidance reflects: - 72 cents of unfavorable currency at prevailing exchange rates (versus 61 cents previously) - 25 cents of already announced after-tax asset impairment and exit costs related to the optimization of our manufacturing footprint - One additional cent in after-tax asset impairment and exit costs in the Netherlands in Q3 - An anticipated additional cent in after-tax asset impairment and exit costs in Australia in Q4 ● On a currency-neutral basis, and excluding after-tax asset impairment and exit costs, our adjusted diluted EPS are projected to increase by approximately 6.5% to 7.5%, compared to $5.40 in 2013

7 EU Region: Moderating Cigarette Industry Volume Decline ● Cigarette industry volume declined by 3.4% in Q3, 2014 ● Our updated full-year cigarette industry volume forecast is a decline of approximately 4% Source: PMI estimates and PMI forecasts (7.9) (9.5) (4.2) (6.8) (10.7) (11.8) (12.5) (3.4) (5.7) 0.6 0.7 (9.5) (2.2) (6.2) Total Cigarette Industry Volume (% Change vs. PY) EU Region YTD Sept, 2013 YTD Sept, 2014 France Germany Italy Poland Spain UK

8 Note: SoM stands for Share of Market Source: PMI estimates EU Region: Strong Market Share Performance ● Regional market share up by 1.2pp in Q3, to 39.7%, and by 1.0pp YTD Sept, 2014, to 39.8% ● Share growth in all six of the largest EU Region markets by industry volume YTD Sept, 2014 1.4pp ̶ pp 0.2pp Chesterfield L&M Marlboro SoM 19.1% 7.0% 5.8% Industry Rank #1 #2 #3 Cigarette Market Share Growth (Q3, 2014 vs. PY) Q3, 2014

9 26.9 25.9 25.9 25.9 YTD Sept Q4 Q3 YTD Sept Note: Translation from Japanese: "Regular as is, Crush for Menthol" Source: Tobacco Institute of Japan and PMI forecasts Japan: Share Stabilization ● Cigarette industry volume declined by 3.2% YTD September, 2014, in line with our forecast decline of around 3.0% to 3.5% for the full year ● PMI’s underlying market share has stabilized around 25.9%: - Successful morphing of Philip Morris into Lark, and the recent revamp of the Lark brand family - "Be Marlboro" marketing campaign - Launch of Marlboro Clear Hybrid: share of 0.6% in September 2013 2014 PMI Market Share (%)

10 Source: PMI estimates and PMI Market Research 49.8 50.2 YTD Aug 2013 YTD Aug 2014 Adult Smoking Incidence (%) 12.6 13.1 YTD Aug 2013 YTD Aug 2014 Adult Daily Consumption (Avg. cigarettes per day) Philippines: Resilient Consumption but Mighty Corporation Under-Declaration Continues ● Tax-paid cigarette industry volume down by 3.2% in Q3, 2014 ● Mighty Corporation continues to significantly under-declare its sales volume for excise tax purposes ● Regulation for tax stamps issued. However, technical issues are delaying its implementation

11 Note: Translation from Indonesian: "MAGNUM BLUE. STYLE WITHOUT BORDERS". "Whites" stands for non-kretek cigarettes Source: PMI estimates and PMI forecasts Indonesia: Sequential Market Share Improvement ● Cigarette industry volume increased by 4.9% in Q3, 2014 ● Full-year forecast for industry volume growth in 2014 of around 2% ● Sequential improvement in PMI market share driven by: - Continued solid performance of Sampoerna A - Expansion of U Mild, Dji Sam Soe Magnum and Magnum Blue - Moderation in the decline of the hand-rolled segment and stabilization of Dji Sam Soe’s share 5.1 5.3 5.2 5.1 20.8 21.0 21.8 22.6 9.8 8.3 7.9 7.8 35.7 34.6 34.9 35.5 Q4 Q1 Q2 Q3 2013 2014 Hand-Rolled Kretek Machine-Made Kretek Whites PMI Market Share (%)

12 Note: MRSP stands for Maximum Retail Selling Price Source: Nielsen, PMI estimates and PMI forecasts ● YTD August, 2014, share up by 0.9 points to 27.0% ● Cigarette industry volume decline of 9.4% YTD September, 2014 ● Full-year cigarette industry volume decline expected to be in a range of 9% to 10% ● New excise tax plan proposal for 2015-17 currently being reviewed by the State Duma Russia: PMI Gaining Share While Increasing Prices PMI Market Share (%) 6.5 7.3 3.3 3.6 2.7 3.1 2.0 2.5 26.1 27.0 YTD Aug 2013 YTD Aug 2014 Bond Street Parliament L&M Other +0.9pp Next 2014 2015 2016 2017 Ad-Valorem Excise Tax (% of MRSP) 8.5% 9.5% 10.0% 10.5% Specific Excise Tax (RUB/000) 800 960 1,200 1,350 % Change to Specific Excise Tax 45.5% 20.0% 25.0% 12.5% Minimum Excise Tax (RUB/000) 1,040 1,330 1,680 1,930 Excise Tax Proposal (2015-2017)

13 5 (24) (4) 871 848 YTD Sept 2013 Russia Turkey Middle East North Africa Others YTD Sept 2014 EEMA Region: Strong Engine of PMI OCI Growth PMI Regional Market Share (%) Source: PMI estimates and PMI Financials EEMA Region Cigarette Industry Volume (units billion) 25.0 25.1 YTD Sept 2013 YTD Sept 2014 +0.1pp ● Regional adjusted OCI, excluding currency and acquisitions, increased by 20.8% YTD Sept, 2014

14 Market Share: Marlboro Market Shares Q3, 2013 Q3, 2014 Variance EU 18.9% 19.1% 0.2 pp EEMA 7.4% 7.6% (0.2)% Asia(a) 6.3% 6.3% ̶% LA&C 14.4% 14.7% 0.3% Total PMI(a)(b) 9.5% 9.6% 0.1% (a) Excluding China (b) Also excluding the USA Source: PMI estimates

15 Strong Performance of Parliament 11.8 12.9 Q3 2013 Q3 2014 Total Volume (units billion) Source: PMI Financials +9.3%

16 491 1,518 1,391 YTD Sept 2013 YTD Sept 2014 Pricing: Key Driver of Higher Adjusted OCI Source: PMI Financials and PMI forecasts ● Pricing variance of $491 million in Q3, 2014 and $1.4 billion YTD Sept, 2014. Boosted by new business structure in Egypt, partially offset by Italy ● We increased prices in Q3, notably in Argentina, Germany, Indonesia and Spain ● On track to be in line with our annual historical average of approximately $1.8 billion, in 2014 Pricing Variance ($ million) Q3

17 Note: Translation from Japanese: “iQOS, The advanced tobacco heating technology"

# RRPs: *iQOS* Pilot Launch in Nagoya, Japan

PHILIP MORRIS INTERNATIONAL

- Launch date: November 4, 2014
- Over 1,000 retail outlets
- Retail price in line with *Marlboro* cigarettes
- *HeatSticks* classified by the Ministry of Finance in a category that results in an effective excise tax rate that is lower than cigarettes


Nagoya

| *iQOS* Kit | *Marlboro HeatSticks* |
| --- | --- |
| JPY 6,980 | JPY 460/pack |


iQOS




Marlboro
iQOS
Marlboro
iQOS
MENTHOL

Note: Reduced-Risk Products ("RRPs") is the term we use to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes. Visuals are for illustrative purposes only. 20 *HeatStick* tobacco sticks per pack

18

19 Continued Focus on Returning Cash to Shareholders ● Dividend increased by 6.4% in September to an annualized rate of $4.00 per share ● Target dividend payout ratio of 65% will be exceeded in 2014 ● Dividend yield of 4.7% as of last Friday ● During the third quarter, we spent $750 million to repurchase 8.9 million shares at an average price of $84.54 ● Target for share repurchases remains $4.0 billion in 2014 ● Since the spin through September 2014, we have returned over $70 billion to our shareholders through dividends and share repurchases Note: Dividend yield represents the annualized dividend on October 10, 2014, over the closing share price on that date. The annualized dividend rate is $4.00. The share price for PMI was $84.28 Source: PMI Financials and PMI forecasts

20 (a) Excluding acquisitions Source: PMI Financials and PMI forecasts Conclusion ● Third-quarter and year-to-date 2014 results, as well as market-level trends, slightly above our expectations. Much more challenging comparison in Q4 ● Revised 2014 reported diluted EPS guidance of $4.76 to $4.81. On a currency- neutral, adjusted diluted basis, we have narrowed the growth range around the mid-point to approximately 6.5% to 7.5% ● iQOS pilot launches represent an important milestone ● For 2015/2016, we have the following currency-neutral targets: - 4% to 6% annual growth in net revenues(a) - 6% to 8% annual growth in adjusted OCI(a) - 8% to 10% annual growth in adjusted diluted EPS

2014 Third-Quarter Results Questions & Answers

Glossary and Reconciliation of Non-GAAP Measures

23 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, total cigarette market, total market and market shares reflect our best estimates based on a number of internal and external sources ● Acquisitions, for the purposes of this presentation, also include our business combination with Fortune Tobacco Corporation in the Philippines ● Trademarks are italicized

24 Glossary: Financial Terms ● Adjusted OCI is defined as reported OCI adjusted for asset impairment, exit and other costs ● EPS stands for Earnings per Share ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs

25 Glossary: Industry/Market Terms ● EEMA refers to the Eastern Europe, Middle East & Africa Region ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region ● Middle East: Bahrain, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Oman, the Palestine Authority Area ("PAA"), Qatar, Saudi Arabia, Syria, the United Arab Emirates ("UAE") and Yemen ● North Africa: Algeria, Egypt, Libya, Morocco and Tunisia

26 Glossary: Reduced-Risk Products ● HeatStick tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s iQOS system. The tobacco in the HeatStick is heated by our iQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion ● iQOS is the new brand name under which PMI has chosen to commercialize the Platform 1 electronic system ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking combustible cigarettes. PMI’s RRPs are in various stages of development, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking combustible cigarettes. Before making any such claims, we will need to rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and approval, as is the case in the USA today

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
**For the Quarters Ended September 30,**
($ in millions)
(Unaudited)

| 2014 | | | | | | | | 2013 | | | % Change in Reported Net Revenues excluding Excise Taxes | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reported Net Revenues | Less Excise Taxes | Reported Net Revenues excluding Excise Taxes | Less Currency | Reported Net Revenues excluding Excise Taxes & Currency | Less Acquisitions | Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions | | Reported Net Revenues | Less Excise Taxes | Reported Net Revenues excluding Excise Taxes | Reported | Reported excluding Currency | Reported excluding Currency & Acquisitions |
| $ 7,777 | $ 5,420 | $ 2,357 | $ 64 | $ 2,293 | $ 5 | $ 2,288 | European Union | $ 7,487 | $ 5,206 | $ 2,281 | 3.3% | 0.5% | 0.3% |
| 6,111 | 3,677 | 2,434 | (155) | 2,589 | - | 2,589 | EEMA | 5,546 | 3,261 | 2,285 | 6.5% | 13.3% | 13.3% |
| 4,943 | 2,711 | 2,232 | (210) | 2,442 | - | 2,442 | Asia | 5,144 | 2,601 | 2,543 | (12.2)% | (4.0)% | (4.0)% |
| 2,504 | 1,671 | 833 | (93) | 926 | 1 | 925 | Latin America & Canada | 2,452 | 1,634 | 818 | 1.8% | 13.2% | 13.1% |
| **$ 21,335** | **$ 13,479** | **$ 7,856** | **$ (394)** | **$ 8,250** | **$ 6** | **$ 8,244** | **PMI Total** | **$ 20,629** | **$ 12,702** | **$ 7,927** | **(0.9)%** | **4.1%** | **4.0%** |

| 2014 | | | | | | 2013 | % Change in Reported Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|
| Reported Operating Companies Income | Less Currency | Reported Operating Companies Income excluding Currency | Less Acquisitions | Reported Operating Companies Income excluding Currency & Acquisitions | | Reported Operating Companies Income | Reported | Reported excluding Currency | Reported excluding Currency & Acquisitions |
| $ 1,186 | $ 8 | $ 1,178 | $ - | $ 1,178 | European Union | $ 1,207 | (1.7)% | (2.4)% | (2.4)% |
| 1,204 | (158) | 1,362 | - | 1,362 | EEMA | 1,088 | 10.7% | 25.2% | 25.2% |
| 799 | (148) | 947 | - | 947 | Asia | 1,097 | (27.2)% | (13.7)% | (13.7)% |
| 267 | (73) | 340 | - | 340 | Latin America & Canada | 267 | 0.0% | 27.3% | 27.3% |
| **$ 3,456** | **$ (371)** | **$ 3,827** | **$ -** | **$ 3,827** | **PMI Total** | **$ 3,659** | **(5.5)%** | **4.6%** | **4.6%** |

27

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
**For the Quarters Ended September 30,**
($ in millions)
(Unaudited)

| 2014 | | | | | | | | 2013 | | | % Change in Adjusted Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reported Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Less Currency | Adjusted Operating Companies Income excluding Currency | Less Acquisi-tions | Adjusted Operating Companies Income excluding Currency & Acquisitions | | Reported Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Adjusted | Adjusted excluding Currency | Adjusted excluding Currency & Acquisitions |
| $ 1,186 | $ 16 | $ 1,170 | $ 8 | $ 1,162 | $ - | $ 1,162 | European Union | $ 1,207 | $ - | $ 1,207 | (3.1)% | (3.7)% | (3.7)% |
| 1,204 | - | 1,204 | (158) | 1,362 | - | 1,362 | EEMA | 1,088 | - | 1,088 | 10.7% | 25.2% | 25.2% |
| 799 | - | 799 | (148) | 947 | - | 947 | Asia | 1,097 | - | 1,097 | (27.2)% | (13.7)% | (13.7)% |
| 267 | (7) | 274 | (73) | 347 | - | 347 | Latin America & Canada | 267 | - | 267 | 2.6% | 30.0% | 30.0% |
| **$ 3,456** | **$ 9** | **$ 3,447** | **$ (371)** | **$ 3,818** | **$ -** | **$ 3,818** | **PMI Total** | **$ 3,659** | **$ -** | **$ 3,659** | **(5.8)%** | **4.3%** | **4.3%** |

| 2014 | | | | | | | 2013 | | | % Points Change | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Adjusted Operating Companies Income excluding Currency | Net Revenues excluding Excise Taxes & Currency[(a)] | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income excluding Currency & Acquisitions | Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)] | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions | | Adjusted Operating Companies Income | Net Revenues excluding Excise Taxes[(a)] | Adjusted Operating Companies Income Margin | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions |
| $ 1,162 | $ 2,293 | 50.7% | $ 1,162 | $ 2,288 | 50.8% | European Union | $ 1,207 | $ 2,281 | 52.9% | (2.2) | (2.1) |
| 1,362 | 2,589 | 52.6% | 1,362 | 2,589 | 52.6% | EEMA | 1,088 | 2,285 | 47.6% | 5.0 | 5.0 |
| 947 | 2,442 | 38.8% | 947 | 2,442 | 38.8% | Asia | 1,097 | 2,543 | 43.1% | (4.3) | (4.3) |
| 347 | 926 | 37.5% | 347 | 925 | 37.5% | Latin America & Canada | 267 | 818 | 32.6% | 4.9 | 4.9 |
| **$ 3,818** | **$ 8,250** | **46.3%** | **$ 3,818** | **$ 8,244** | **46.3%** | **PMI Total** | **$ 3,659** | **$ 7,927** | **46.2%** | **0.1** | **0.1** |

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

28

29 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 1.38$ 1.44$ (4.2)% Adjustments: Asset impairment and exit costs 0.01 - Tax items - - Adjuste iluted EPS 1.39$ 1.44$ (3.5)% Less: Currency impact (0.20) Adjusted Diluted EPS, excluding Currency 1.59$ 1.44$ 10.4%

30 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 1.38$ 1.44$ (4.2)% Less: Currency impact (0.20) Reported Diluted EPS, excluding Currency 1.58$ 1.44$ 9.7%

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
**For the Nine Months Ended September 30,**
($ in millions)
(Unaudited)

| 2014 | | | | | | | | 2013 | | | % Change in Reported Net Revenues excluding Excise Taxes | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reported Net Revenues | Less Excise Taxes | Reported Net Revenues excluding Excise Taxes | Less Currency | Reported Net Revenues excluding Excise Taxes & Currency | Less Acquisitions | Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions | | Reported Net Revenues | Less Excise Taxes | Reported Net Revenues excluding Excise Taxes | Reported | Reported excluding Currency | Reported excluding Currency & Acquisitions |
| $ 22,225 | $ 15,462 | $ 6,763 | $ 243 | $ 6,520 | $ 5 | $ 6,515 | European Union | $ 21,255 | $ 14,798 | $ 6,457 | 4.7% | 1.0% | 0.9% |
| 16,347 | 9,621 | 6,726 | (477) | 7,203 | - | 7,203 | EEMA | 15,346 | 8,837 | 6,509 | 3.3% | 10.7% | 10.7% |
| 14,515 | 7,790 | 6,725 | (861) | 7,586 | - | 7,586 | Asia | 15,776 | 7,751 | 8,025 | (16.2)% | (5.5)% | (5.5)% |
| 7,078 | 4,722 | 2,356 | (316) | 2,672 | 1 | 2,671 | Latin America & Canada | 7,262 | 4,825 | 2,437 | (3.3)% | 9.6% | 9.6% |
| $ 60,165 | $ 37,595 | $ 22,570 | $ (1,411) | $ 23,981 | $ 6 | $ 23,975 | **PMI Total** | $ 59,639 | $ 36,211 | $ 23,428 | (3.7)% | 2.4% | 2.3% |

| 2014 | | | | | | 2013 | % Change in Reported Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|
| Reported Operating Companies Income | Less Currency | Reported Operating Companies Income excluding Currency | Less Acquisitions | Reported Operating Companies Income excluding Currency & Acquisitions | | Reported Operating Companies Income | Reported | Reported excluding Currency | Reported excluding Currency & Acquisitions |
| $ 2,875 | $ 117 | $ 2,758 | $ - | $ 2,758 | European Union | $ 3,227 | (10.9)% | (14.5)% | (14.5)% |
| 3,218 | (368) | 3,586 | - | 3,586 | EEMA | 2,968 | 8.4% | 20.8% | 20.8% |
| 2,614 | (544) | 3,158 | - | 3,158 | Asia | 3,567 | (26.7)% | (11.5)% | (11.5)% |
| 734 | (184) | 918 | - | 918 | Latin America & Canada | 776 | (5.4)% | 18.3% | 18.3% |
| $ 9,441 | $ (979) | $ 10,420 | $ - | $ 10,420 | **PMI Total** | $ 10,538 | (10.4)% | (1.1)% | (1.1)% |

31

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
**For the Nine Months Ended September 30,**
($ in millions)
(Unaudited)

| 2014 | | | | | | | | 2013 | | | % Change in Adjusted Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Reported Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Less Currency | Adjusted Operating Companies Income excluding Currency | Less Acquisi-tions | Adjusted Operating Companies Income excluding Currency & Acquisitions | | Reported Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Adjusted | Adjusted excluding Currency | Adjusted excluding Currency & Acquisitions |
| $ 2,875 | $ (472) | $ 3,347 | $ 117 | $ 3,230 | $ - | $ 3,230 | European Union | $ 3,227 | $ - | $ 3,227 | 3.7% | 0.1% | 0.1% |
| 3,218 | - | 3,218 | (368) | 3,586 | - | 3,586 | EEMA | 2,968 | - | 2,968 | 8.4% | 20.8% | 20.8% |
| 2,614 | (24) | 2,638 | (544) | 3,182 | - | 3,182 | Asia | 3,567 | (8) | 3,575 | (26.2)% | (11.0)% | (11.0)% |
| 734 | (7) | 741 | (184) | 925 | - | 925 | Latin America & Canada | 776 | - | 776 | (4.5)% | 19.2% | 19.2% |
| **$ 9,441** | **$ (503)** | **$ 9,944** | **$ (979)** | **$ 10,923** | **$ -** | **$ 10,923** | **PMI Total** | **$ 10,538** | **$ (8)** | **$ 10,546** | **(5.7)%** | **3.6%** | **3.6%** |

| 2014 | | | | | | | 2013 | | | % Points Change | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Adjusted Operating Companies Income excluding Currency | Net Revenues excluding Excise Taxes & Currency[(a)] | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income excluding Currency & Acquisitions | Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)] | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions | | Adjusted Operating Companies Income | Net Revenues excluding Excise Taxes[(a)] | Adjusted Operating Companies Income Margin | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions |
| $ 3,230 | $ 6,520 | 49.5% | $ 3,230 | $ 6,515 | 49.6% | European Union | $ 3,227 | $ 6,457 | 50.0% | (0.5) | (0.4) |
| 3,586 | 7,203 | 49.8% | 3,586 | 7,203 | 49.8% | EEMA | 2,968 | 6,509 | 45.6% | 4.2 | 4.2 |
| 3,182 | 7,586 | 41.9% | 3,182 | 7,586 | 41.9% | Asia | 3,575 | 8,025 | 44.5% | (2.6) | (2.6) |
| 925 | 2,672 | 34.6% | 925 | 2,671 | 34.6% | Latin America & Canada | 776 | 2,437 | 31.8% | 2.8 | 2.8 |
| **$ 10,923** | **$ 23,981** | **45.5%** | **$ 10,923** | **$ 23,975** | **45.6%** | **PMI Total** | **$ 10,546** | **$ 23,428** | **45.0%** | **0.5** | **0.6** |

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

32

33 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Nine Months Ended September 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 3.73$ 4.02$ (7.2)% Adjustments: Asset impairment and exit costs 0.26 - Tax items - 0.01 Adjuste iluted EPS 3.99$ 4.03$ (1.0)% Less: Currency impact (0.52) Adjusted Diluted EPS, excluding Currency 4.51$ 4.03$ 11.9%

34 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Nine Months Ended September 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 3.73$ 4.02$ (7.2)% Less: Currency impact (0.52) Reported Diluted EPS, excluding Currency 4.25$ 4.02$ 5.7%

35 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 2013 2012 % Change Reported Diluted EPS 1.24$ 1.25$ (0.8)% Adjustments: Asset impairment and exit costs 0.12 0.01 Tax items 0.01 (0.02) Adjuste iluted EPS 1.37$ 1.24$ 10.5% Less: Currency impact (0.11) Adjusted Diluted EPS, excluding Currency 1.48$ 1.24$ 19.4%

36 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2013 Reported Diluted EPS 5.26$ Adjustments: Asset impairment and exit costs 0.12 Tax items 0.02 Adjuste Diluted EPS 5.40$

2014 Third-Quarter Results October 16, 2014